Exhibit 10.8
      Form of Deferred Fee Agreement between Lawrence Federal Savings Bank and individual directors

                                                                    Exhibit 10.8


                         FORM OF DEFERRED FEE AGREEMENT

         The Deferred Fee Agreement for the directors of Lawrence Federal are substantially same as the following Form of Deferred Fee Agreement except as to the following material terms:


Name of Signatory           Date of           Amount of           Amount of          Duration          Receipt of
                            Agreement         Death Benefit       Deferral         (Attached as         Payments
                                              under Section      (Attached as        Exhibit 1)        (Attached as
                                                 5.1.1            Exhibit 1)                            Exhibit 1)
-------------------------------------------------------------------------------------------------------------------
Tracy E. Brammer, Jr.        6/25/96          $17,336             $6,000 of           For 15            In equal
                                              annually in         Annual Fees         Years             monthly
                                              monthly                                                   installments
                                              installments
                                              for 20 years.
--------------------------------------------------------------------------------------------------------------------
Charles E. Austin, II        6/25/96          $40,825             $200 of             For 10            In a lump
                                              annually in         Annual Fees         Years             sum
                                              monthly
                                              installments
                                              for 20 years.
--------------------------------------------------------------------------------------------------------------------
Herbert J. Karlet            6/25/96          $35,973             $100 of             none              In a lump
                                              annually in         Annual Fees         specified         sum
                                              monthly
                                              installments
                                              for 20 years.
--------------------------------------------------------------------------------------------------------------------
Phillip O. McMahon           6/25/96          $72,489             $10,000 of          For 24            In equal
                                              annually in         Annual Fees         Years             monthly
                                              monthly                                                   installments
                                              installments
                                              for 20 years.
--------------------------------------------------------------------------------------------------------------------
Robert N. Taylor             6/25/96          $12,955             $5,200 of           For 15            In equal
                                              annually in         Annual Fees         Years             monthly
                                              monthly                                                   installments
                                              installments
                                              for 20 years.


                                     FORM OF

                          LAWRENCE FEDERAL SAVINGS BANK

                             DEFERRED FEE AGREEMENT


         THIS AGREEMENT is made thus ____ day of __________________, 199_ by and between LAWRENCE FEDERAL SAVINGS BANK (the "Company"), and [DIRECTOR] (the "Director").


                                  INTRODUCTION

         To encourage the Director to remain a member of the Company's Board of Directors, the Company is willing to provide to the Director a deferred fee opportunity. The Company will pay the benefits from its general assets.

                                    AGREEMENT

         The Director and the Company agree as follows:


                                    Article I

                                   Definitions

         1.1 Definitions. Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

              1.1.1 "Change of Control" means the transfer of 51% or more of the Company's outstanding voting common stock followed within twelve (12) months by termination of the Director's status as a member of the Company's Board of Directors.

              1.1.2 "Code" means the Internal Revenue Code of 1986, as amended. References to a Code section shall be deemed to be to that section as it now exists and to any successor provision.

              1.1.3 "Disability" means, if the Director is covered by a Company-sponsored disability insurance policy, total disability as defined in such policy without regard to any waiting period. If the Director is not covered by such a policy, Disability means the Director suffering a sickness, accident or injury which, in the judgment of a physician satisfactory to the Company, prevents the Director from performing substantially all of the normal duties of a director. As a condition to any benefits, the Company may require the Director to submit to such physical or mental evaluations and tests as the Company's Board of Directors deems appropriate.

              1.1.4 "Election Form" means the Form attached as Exhibit 1.

              1.1.5 "Fees" means the total directors fees payable to the Director.

              1.1.6 "Normal Termination Date" means the Director attaining age sixty-eight (68).

              1.1.7 "Termination of Service" means the Director's ceasing to be a member of the Company's Board of Directors for any reason whatsoever.

              1.1.8 "Years of Service" means the total number of twelve-month periods during which the Director serves as a member of the Company's Board of Directors.


                                    Article 2

                                Deferral Election

         2.1 Initial Election. The Director shall make an initial deferral election under this Agreement by filing with the Company a signed Election Form within 30 days after the date of this Agreement. The Election Form shall set forth the amount of Fees to be deferred and the form of benefit payment. The Election Form shall be effective to defer only Fees earned after the date the Election Form is received by the Company.

         2.2 Election Changes

              2.2.1 Generally. The Director may modify the amount of Fees to be deferred by filing a subsequent signed Election Form with the Company. The modified deferral shall not be effective until the calendar year following the year in which the subsequent Election Form is received by the Company. The Director may not change the form of benefit payment initially elected under
Section 2.1.

              2.2.2 Hardship. If an unforeseeable financial emergency arising from the death of a family member, divorce, sickness, injury, catastrophe or similar event outside the control of the Director occurs, the Director, by written instructions to the Company, may reduce future deferrals under this Agreement or may cease deferrals under this Agreement.


                                    Article 3

                                Deferral Account

         3.1 Establishing and Crediting. The Company shall establish a Deferral Account on its books for the Director, and shall credit to the Deferral Account the following amounts:

              3.1.1 Deferrals. The Fees deferred by the Director as of the time the Fees would have otherwise been paid to the Director.

              3.1.2 Interest. On the first day of each month and immediately prior to the payment of any benefits, interest on the account balance since the preceding credit under this Section 3.1.2, if any, at an annual rate, compounded monthly, equal to the rate determined by the Company's Board of Directors, in its sole discretion.

         3.2 Statement of Accounts. The Company shall provide to the Director, within one hundred twenty (120) days after each anniversary of this Agreement, a statement setting forth the Deferral Account balance.

         3.3 Accounting Device Only. The Deferral Account is solely a device for measuring amounts to be paid under this Agreement. The Deferral Account is not a trust fund of any kind. The Director is a general unsecured creditor of the Company for the payment of benefits. The benefits represent the mere Company promise to pay such benefits. The Director's rights are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by the Director's creditors.

                                    Article 4

                                Lifetime Benefits

         4.1 Normal Termination Benefit. Upon the Director's Termination of Service, the Company shall pay to the Director the benefit described in this
Section 4.1.

              4.1.1 Amount of Benefit. The benefit under this Section 4.1 is the Deferral Account balance at the Director's Termination of Service.

              4.1.2 Payment of Benefit. The Company shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Company shall continue to credit interest under Section 3.1.2.

         4.2 Early Termination Benefit. If the Director terminates service as a director before the Normal Termination Date, and for reasons other than death or Disability, the Company shall pay to the Director the benefit described in this
Section 4.2.

              4.2.1 Amount of Benefit. The benefit under this Section 4.2 is the Deferral Account balance at the Director's Termination of Service.

              4.2.2 Payment of Benefit. The Company shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Company shall continue to credit interest under Section 3.1.2.

         4.3 Disability Benefit. If the Director terminates service as a director for Disability prior to the Normal Retirement Date, the Company shall pay to the Director the benefit described in this Section 4.3.

              4.3.1 Amount of Benefit. The benefit under this Section 4.3 is the Deferral Account balance at the Director's Termination of Service.

              4.3.2 Payment of Benefit. The Company shall pay the benefit to the Director in the form elected by the Director on the Election Form. The Company shall continue to credit interest under Section 3.1.2.

         4.4 Change of Control Benefit. Upon a Change of Control while the Director is in the active service of the Company, the Company shall pay to the Director the benefit described in this Section 4.4 in lieu of any other benefit under this Agreement.

              4.4.1 Amount of Benefit. The benefit under this Section 4.4 is the Deferral Account balance at the date of the Director's Termination of Service.

              4.4.2 Payment of Benefit. The Company shall pay the benefit to the Director in a lump sum within sixty (60) days after the Director's Termination of Service.

         4.5 Hardship Distribution. Upon the Company's determination (following petition by the Director) that the Director has suffered an unforeseeable financial emergency as described in Section 2.2.2, the Company shall distribute to the Director all or a portion of the Deferral Account balance as determined by the Company, but in no event shall the distribution be greater than is necessary to relieve the financial hardship.

                                    Article 5

                                 Death Benefits

         5.1 Death During Active Service. If the Director dies while in the active service of the Company, the Company shall pay to the Director's beneficiary the benefit described in this Section 5.1

              5.1.1 Amount of Benefit. The benefit under Section 5.1 is

                    [name of director]        [amount of benefit]

              5.1.2 Payment of Benefit. The Company shall pay the benefit to the beneficiary within thirty (30) days following the Director's death. The Company shall continue to credit interest under Section 3.1.2.

         5.2 Death During Benefit Period. If the Director dies after benefit payments have commenced under this Agreement but before receiving all such payments, the Company shall pay the remaining benefits to the Director's beneficiary at the same time and in the same amounts they would have been paid to the Director had the Director survived.

                                    Article 6

                                  Beneficiaries

         6.1 Beneficiary Designations. The Director shall designate a beneficiary by filing a written designation with the Company. The Director may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Director and accepted by the Company during the Director's lifetime. The Director's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Director, or if the Director names a spouse as beneficiary and the marriage is subsequently dissolved. If the Director dies without a valid beneficiary designation, all payments shall be made to the Director's surviving spouse, if any, and if none, to the Director's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Director's estate.

         6.2 Facility of Payment. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.


                                    Article 7

                               General Limitations

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement that is attributable to the Company's matching contributions or the interest earned on such contributions:

         7.1 Excess Parachute Payment. To the extent the benefit would be an excess parachute payment under Section 280G of the Code.

         7.2 Termination for Cause. If the Company terminates the Director's service as a director for:

              7.2.1 Gross negligence or gross neglect of duties,

              7.2.2 Commission of a felony or of a gross misdemeanor involving moral turpitude; or

              7.2.3 Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Director's service and resulting in an adverse financial effect on the Company.

         7.3 Suicide. If the Director commits suicide within two years after the date of this Agreement, or if the Director has made any material misstatement of fact on any application for life insurance purchased by the Company.


                                    Article 8

                          Claims and Review Procedures

         8.1 Claims Procedure. The Company shall notify the Director's beneficiary in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or noneligibility for benefits under the Agreement. If the Company determines that the beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the beneficiary wishes to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision, the Company shall notify the beneficiary of the special circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

         8.2 Review Procedure. If the beneficiary is determined by the Company not to be eligible for benefits, or if the beneficiary believes that he or she is entitled to greater or different benefits, the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty (60) days after receipt by the Company of the petition, the Company shall afford the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally or in writing, and the beneficiary (or counsel) shall have the right to review the pertinent documents. The Company shall notify the beneficiary of its decision in writing within the sixty-day period, stating specifically the basis of its decision, written in a manner calculated to be understood by the beneficiary and the specific provisions of the Agreement on which the decision is based. If, because of the need for a hearing, the sixty-day period is not sufficient, the decision may be deferred for up to another sixty-day period at the election of the Company, but notice of this deferral shall be given to the beneficiary.


                                    Article 9

                           Amendments and Termination

         The Company may amend or terminate this Agreement at any time prior to the Director's Termination of Service by written notice to the Director. In no event shall this Agreement be terminated without payment to the Director of the Deferral Account balance attributable to the Director's deferrals and interest credited on such amounts.

                                   Article 10

                                  Miscellaneous


         10.1 Binding Effect. This Agreement shall bind the Director and the Company, and their beneficiaries, survivors, executors, administrators and transferees.

         10.2 No Guaranty of Employment. This Agreement is not a contract for services. It does not give the Director the right to remain a director of the Company, nor does it interfere with the shareholders' rights to replace the Director. It also does not require the Director to remain a director nor interfere with the Director's right to terminate services at any time.

         10.3 Non-Transferability. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner.

         10.4 Tax Withholding. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

         10.5 Applicable Law. The Agreement and all rights hereunder shall be governed by the laws of OHIO, except to the extent preempted by the laws of the United States of America.

         10.6 Unfunded Arrangement. The Director and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Director's life is a general asset of the Company to which the Director and beneficiary have no preferred or secured claim.

         IN WITNESS WHEREOF, the Director and a duly authorized Company officer have signed this Agreement.



DIRECTOR:                                       COMPANY:
                                                LAWRENCE FEDERAL SAVINGS BANK


_________________________                       By _____________________________
                                                Title  _________________________

                                    EXHIBIT I
                                       TO
                         DEFERRED COMPENSATION AGREEMENT

                                DEFERRAL ELECTION

I elect to defer fees under my Deferred Compensation Agreement with the Company, as follows:


       Amount of Deferral           Frequency of Deferral           Duration
--------------------------------------------------------------------------------
     I elect to defer $_____      ______________            ____  For ____ Years
     of fees

--------------------------------------------------------------------------------

I understand that I may change the amount, frequency and duration of my deferrals by filing a new election form with the Company; provided, however, that any subsequent election will not be effective until the calendar year following the year in which the new election is received by the Company.

                                 Form of Benefit

I elect to receive benefits under the Agreement in the following form:

[Initial One]

____   Lump sum

____   Equal monthly installments for 240 months


I understand that I may not change the form of benefit elected, even if I later change the amount of my deferrals under the Agreement.

I designate the following as beneficiary of benefits under the Deferred Compensation Agreement payable following my death.

Primary:          [DIRECTOR'S BENEFICIARY]
Contingent:       [DIRECTOR'S BENEFICIARY]

Note: To name a trust as beneficiary, please provide the name of the trustee and the exact date of the trust agreement.

I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.


Signature   [DIRECTOR]_________________
            ----------

Date ______________________________


Accepted by the Company this ____ day of _________, 199__.

By:     /s/ Jack L. Blair
        ------------------------------------------
Title:  Executive Vice President
        ------------------------------------------